UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

QLIK TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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SUPPLEMENTAL FAQS

Q.	Do companies sometimes go back to being public after turning private?

We are focused on the acquisition by Thoma Bravo and looking forward to gaining the flexibility and agility that comes with being a private company. Although going public is a possible strategy for many businesses under private equity ownership, we shouldn’t speculate on whether this will happen in our scenario.

Q.	What will be the impact on R&D as a result of this transaction?

Thoma Bravo and the X Team have shared that innovation will continue to be a top priority, we will continue to deliver against our roadmap and that we will continue to invest to maintain our innovation advantage.

Q.	What are we hearing from customers and partners?

Most of what we are hearing from customers and partners has been overwhelmingly positive. They know this transaction will give us greater flexibility in the market and that we are fully committed to our product roadmap, customer success and investing for the long term.

Q.	What filings and regulatory approvals will be required before the transaction can close?

•	Qlik will be filing a proxy statement with the SEC in the next few weeks. Once the SEC has approved the proxy statement, it will be mailed to shareholders who will then be asked to vote on the transaction at a meeting of shareholders. The transaction must be approved by holders of a majority of outstanding shares of common stock.
•	The parties must make filings with the U.S. Department of Justice and the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Following these filings, the parties must observe a waiting period before the transaction can close.
•	Due to the parties’ business operations in Europe, the parties must also comply with EU competition law by submitting a filing to the European Commission, which must clear the transaction before the transaction can close.

Q.	When is the transaction expected to close?

The acquisition by Thoma Bravo is expected to close in the third quarter, following approval by shareholders, receipt of the regulatory approvals mentioned above and satisfaction of other customary closing conditions.

Q.	We have seen press releases citing possible litigation regarding the transaction. If there are lawsuits, could the lawsuits delay or otherwise impact closing?

We are aware of the press releases from law firms referencing potential litigation regarding the transaction. This type of litigation is common in a public company merger. However, we do not anticipate that any legal proceedings that may be filed would prevent or delay the closing of this transaction.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.qlik.com/) or by writing to the Company’s Secretary at 150 N. Radnor Chester Road, Suite E220, Radnor, Pennsylvania 19087.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on March 30, 2016 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Cautionary Statement Regarding Forward-Looking Statements

These questions and answers contain forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Qlik’s products, the introduction and timing of product enhancements or additional products, Qlik’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “focus,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “will,” “might,” “momentum,” “can,” “could,” “seek,” and similar words. Qlik intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, (i) the risk that the transaction may not be consummated in a timely manner, if at all; (ii) the risk that the transaction may not be consummated and that, in certain circumstances, the Company may not be entitled to a termination fee; (iii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee; (iv) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (v) risks regarding the failure of the relevant Thoma Bravo affiliate to obtain the necessary financing to complete the transaction; (vi) the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Past performance is not necessarily indicative of future results. The forward-looking statements included in these questions and answers represent Qlik’s views as of the date hereof. Qlik anticipates that subsequent events and developments will cause its views to change. Qlik undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Qlik’s views as of any date subsequent to the date hereof.